SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C.  20549

                              FORM 8-K

                           CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange
                           Act of 1934

Date of Report (Date of earliest event reported): March 10, 1999

                          NAVIDEC, Inc.
                    ___________________________
      (Exact name of registrant as specified in its charter)

   Colorado                    0-29098                33-0502730
_____________________________  ___________         _____________

(State or other jurisdiction   (Commission         (IRS Employer
       of incorporation)       File Number)   Identification No.)


14 Inverness Drive, Suite F-116, Englewood CO              80112
_____________________________________________       ____________
(Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code:(303)790-7565

Item 5. Other Events

     Press Release. The information set forth in a press release of the Registrant dated March 10, 1999, which is filed as Exhibit
99.1 to this report, is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

     (c) Exhibits.

         99.1   Press Release of the Registrant dated March 10,
                1999.



                               SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: March 10, 1999            NAVIDEC, Inc.


                                By: /s/ Ralph Armijo
                                   Ralph Armijo,
                                   President and Chief Executive
                                   Officer